EXHIBIT 32.1
                        C.E.O. CERTIFICATION PURSUANT TO
                   EXCHANGE ACT RULES 13A-14(B) AND 15D-14(B)


     In connection with the Quarterly Report of American Consumers, Inc. (the "Company") on Form 10-Q for the period ending August 27, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Exchange Act Rules 13a-14(b) and 15d-14(b) and 18 U.S.C. Sec. 1350 (as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002) that he is the Chief Executive Officer of the Company and that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Michael A. Richardson
______________________________________
Michael A. Richardson
Chairman and Chief Executive Officer
American Consumers, Inc.


Date:  October 11, 2005